AMENDMENT TO SERVICES AGREEMENT

June 12, 2015

BETWEEN:

Champion Care Corp.

635 Fourth Line, Unit 1

Oakville, ON, Canada L6L 5B0

(Referred to as “Champion Toronto”)

AND

Champion Pain Care Corporation (formerly OICco Acquisition I, Inc.)

48 Wall Street, 10th Floor
New York, NY 10005

(Referred to as “CPAI”)

WHEREAS:

1.

Champion Toronto and CPAI entered into a Services Agreement dated July 1, 2014 (“the Agreement”) pursuant to  which Champion Toronto is to provide management and other services required by CPAI in exchange for fees and reimbursement of expenses so that CPAI can properly implement the Protocol and develop the pain management business in the United States;

2.

Section 3.1 of the Agreement sets forth the terms of compensation for Champion Toronto for services provided by it to CPAI.;

NOW THEREFORE, the parties to this Amendment to the Services Agreement (“the Amendment”) agree to the following.

1.

Effective Date

The Effective Date of this Amendment is June 19, 2015.

2.

Amendment to Section 3.1

Section 3.1 will be amended and restated in its entirety as follows:

“3.1

Fee structure. Champion Toronto will provide the Services to CPAI through October 22, 2018. All fees are in U.S. funds.

(a) For services rendered by persons employed by Champion Toronto on behalf of CPAI, Champion Toronto will be paid the following fees:

(i) Jack Fishman - $18,000 per month or $240 per hour if less than full time.

(ii) Terrance Owen - $240 per hour.

(iii) Emil Schiller - $240 per hour.

(iv) Other personnel – to be determined by mutual agreement.

(b) Increases to the fees shall be made at such times and in such amounts as mutually agreed upon by CPAI and Champion Toronto.”

3.

Notice

Any notice required or permitted to be given to either party must be delivered to the address provided above by hand or commercial courier or by facsimile or electronically.

4.

Governing Law

This Amendment shall be interpreted and construed under the laws of the State of New York.

5.

General Terms

 (a) This Amendment supersedes any previous agreements, written or implied, between the Champion Toronto and CPAI.

(b) With the exception of this Amendment to the Agreement, as previously amended on April 1, 2015, all other terms of the Agreement, as amended, shall remain in full force and effect.

(c) This Amendment may be signed in counterparts, including counterparts by facsimile or electronic transmission, which counterparts will be taken together and deemed to constitute one and the same original.

The terms above are accepted by:

CHAMPION CARE CORP. (Champion Toronto”)

/s/ Terrance Owen

June 12, 2015

Terrance Owen, CEO

Date

AND

CHAMPION PAIN CARE CORPORATION (“CPAI”)

/s/ Jack Fishman

June 12, 2015

Jack Fishman, President

Date